UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 August 18, 2004
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Virginia                 000-49929                 82-0545425
--------------------------    -----------------         ------------------
     (State or other             (Commission       (IRS Employer Identification
       jurisdiction              File Number)                 No.)
    of incorporation)



              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
   --------------------------------------------------------------------------
   (Address, including zip code, of registrant's principal executive offices)



                                 (703) 871-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                      n/a
             ------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulations FD Disclosure.

Access National Corporation (Nasdaq: ANCX) announced today the acquisition of United First Mortgage, Inc. (UFM) by its wholly-owned subsidiary, Access National Bank. Access purchased 100% of the stock of Richmond, Virginia based UFM for an undisclosed cash sum from First Community Bank, N.A. A copy of the press release making this announcement is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

(a)   -   Not applicable.
(b)   -   Not applicable.
(c)   -   Exhibits.

          Exhibit 99.1 Press Release, dated August 18, 2004.

Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCESS NATIONAL CORPORATION
                                                    (Registrant)


Date:  August 18, 2004             By:  /s/ Michael W. Clarke
                                       ---------------------------------
                                   Name: Michael W. Clarke
                                   Title:   President & Chief Executive Officer